Exhibit 99.3

NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD.

(FORMERLY FOREVER ZEN LTD.)

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

September 30, 2014

	Worldwide Media Investments Corp. and Subsidiaries	Now News Digital Media Technology Co Ltd.	Pro Forma
	September 30, 2014	October 31, 2014	Adjustments		Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$84,917	$-	$-		$84,917
Accounts receivable, net	518,087	-	-		518,087
Due from related parties	150,862	-	-		150,862
Prepaid expenses	6,215	1,813	-		8,028
Other current assets	6,333	-	-		6,333
Current assets of discontinued operations	71,852	-	-		71,852
Total current assets	838,266	1,813	-		840,079

Furniture, fixture, and equipment, net	86,790	-	-		86,790
Security deposits - noncurrent	34,350	-	-		34,350
Intangible assets, net	33,635	-	-		33,635
Total assets	$993,041	$1,813	$-		$994,854

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Long-term debt, current portion	$506,339	$-	$-		$506,339
Accounts payable	114,661	-	-		114,661
Advance from customers	10,832	-	-		10,832
Accrued expenses	465,408	5,200	-		470,608
Due to related parties	962,537	204,984	-		1,167,521
Other current liabilities	39,659	-	-		39,659
Current liabilities of discontinued operations	82,113	-	-		82,113
Total current liabilities	2,181,549	210,184	-		2,391,733

Long-term debt	346,007	-	-		346,007
Total liabilities	2,527,556	210,184	-		2,737,740

Equity
Common stock	20,000,000	2,412	(19,980,000	)(a)	22,412
Discount on capital	(18,477,612)	-	18,477,612	(a)	-
Additional paid in capital	1,178,816	112,651	1,502,388	(a)	2,793,855
Accumulated deficit	(3,583,186)	(323,434)	-		(3,906,620)
Accumulated other comprehensive loss	(85,677)	-	-		(85,677)
Total stockholders’ equity	(967,659)	(208,371)	-		(1,176,030)
Non-controlling interest	(566,856)	-	-		(566,856)
Total equity	(1,534,515)	(208,371)	-		(1,742,886)
Total liabilities and equity	$993,041	$1,813	$-		$994,854

F-1

NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD.

(FORMERLY FOREVER ZEN LTD.)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

September 30, 2014

	Worldwide Media Investments Corp. and Subsidiaries	Now News Digital Media Technology Co Ltd.	Pro Forma
	September 30, 2014	July 31, 2014	Adjustments	Pro Forma

Net revenue	$1,980,678	$-	$-	$1,980,678
Cost of revenue	(1,418,035)	-		(1,418,035)
Gross Profit	562,643	-	-	562,643

Selling expenses	(492,718)	-	-	(492,718)
General and administrative expenses	(820,446)	(137,602)	-	(958,048)
Total Operating Expense	(1,313,164)	(137,602)	-	(1,450,766)

Operating loss	(750,521)	(137,602)	-	(888,123)

Other income (expense)
Interest income	1,304	-	-	1,304
Interest expense	(19,549)	-	-	(19,549)
Other income (expense), net	(413)	-	-	(413)
Total Other Expense	(18,658)	-	-	(18,658)

Loss from continuing operations before income taxes	(769,179)	(137,602)	-	(906,781)
Income taxes	-	-	-	-
Loss from continuing operations	(769,179)	(137,602)	-	(906,781)
Net loss from continuing operations arributable to noncontrolling interests	262,449	-	-	262,449

Net loss from continuing operations attributeable to common stockholders	$(506,730)	$(137,602)	$-	$(644,332)

Earnings per share:
Basic & diluted earnings per share	$-	$(0.06)	$-	$(0.03)

Weighted average shares outstanding:
Basic & diluted weighted average shares outstanding	-	2,412,000	20,000,000	22,412,000

F-2

NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD.

(FORMERLY FOREVER ZEN LTD.)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

December 31, 2013

	Worldwide Media Investments Corp. and Subsidiaries	Now News Digital Media Technology Co Ltd.	Pro Forma
	December 31, 2013	October 31, 2013	Adjustments	Pro Forma

Net revenue	$3,225,163	$-	$-	$3,225,163
Cost of revenue	(2,786,702)	-	-	(2,786,702)
Gross Profit	438,461	-	-	438,461

Selling expenses	(998,148)	-	-	(998,148)
General and administrative expenses	(1,963,141)	(29,667)	-	(1,992,808)
Total Operating Expense	(2,961,289)	(29,667)	-	(2,990,956)

Operating loss	(2,522,828)	(29,667)	-	(2,552,495)

Other income (expense)
Interest income	848	-	-	848
Interest expense	(25,267)	-	-	(25,267)
Other income (expense), net	7,930	-	-	7,930
Total Other Expense	(16,489)	-	-	(16,489)

Loss from continuing operations before income taxes	(2,539,317)	(29,667)	-	(2,568,984)
Income taxes	-	-	-	-
Loss from continuing operations	(2,539,317)	(29,667)	-	(2,568,984)
Net loss from continuing operations arributable to noncontrolling interests	898,853	-	-	898,853

Net loss from continuing operations attributeable to common stockholders	(1,640,464)	(29,667)	-	(1,670,131)

Earnings per share:
Basic & diluted earnings per share	$-	$(0.01)	$-	$(0.07)

Weighted average shares outstanding:
Basic & diluted weighted average shares outstanding	-	2,412,000	20,000,000	22,412,000

F-3

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1. THE ACQUISITION

On November 14, 2014, Now News Digital Media Technology Co. Ltd. (“Now News Digital Media”) entered into and closed a share exchange agreement (the “Exchange Agreement”) with Worldwide Media Investments Corp. (“Worldwide”). Pursuant to the Exchange Agreement, Now News Digital Media completed the acquisition through the issuance of 20,000,000 shares of common stock to the shareholders of Worldwide in exchange for all the issued and outstanding capital stock of Worldwide (“Worldwide Acquisition”).

As a result of the Worldwide Acquisition, the consolidated subsidiaries include Worldwide Media Investments Corp., the wholly-owned subsidiary which is incorporated in Anguilla, Sky Media Investments Co., Ltd. (“Sky Media”), the subsidiary 100% owned by Worldwide, NOWnews Network Co., Ltd. (“Nownews Network”), a 66% owned subsidiary of Sky Media which is incorporated under the laws of Taiwan, and Nownews International Marketing Co., Ltd, a 55% owned subsidiary of NOWnews Network.

Since Now News Digital Media and Worldwide and Subsidiaries were entities under Mr. Alan Chen’s common control prior to the Worldwide Acquisition, the transaction is accounted for as a restructuring transaction. Now News Digital Media has recast prior period financial statements to reflect the conveyance of Worldwide’s common shares as if the restructuring transaction had occurred as of the earliest date of the financial statements.

NOTE 2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed combined financial information gives effect to the Exchange Agreement as if it had occurred at an earlier date, and has been prepared for illustrative purposes only and is not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Now News Digital Media and Worldwide been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document. In addition, the unaudited pro forma condensed combined financial information gives effect only to the adjustments set forth in the accompanying notes and does not reflect any restructuring or acquisition related costs, or any potential cost savings or other synergies that management expects to realize as a result of the acquisition. The unaudited pro forma condensed combined financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements.

The unaudited pro forma condensed combined financial information as of September 30, 2014 has been derived from Worldwide and Subsidiaries’ unaudited consolidated financial statements as of September 30, 2014 included elsewhere in this current report on Form 8-K, the audited financial statements of Now News Digital Media as of October 31, 2014 as filed in their Form 10-K, and the unaudited financial statements of Now News Digital Media as of July 31, 2014 as filed in their Form 10-Q.

This unaudited pro forma condensed combined financial information should be read in conjunction with these unaudited financial statements and notes related to those financial statements in connection with the proposed acquisition are presented below:

• the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information;

• the unaudited consolidated balance sheets of Worldwide and Subsidiaries as of September 30, 2014, the unaudited statements of operations of Worldwide and Subsidiaries for the nine months ended September 30, 2014, and the audited statements of operations of Worldwide and Subsidiaries for the twelve months ended December 31, 2013, and the notes relating thereto, included in this Form 8-K; and

F-4

• the audited balance sheets of Now News Digital Media as of October 31, 2014, the unaudited statements of operations of Now News Digital Media for the nine months ended July 31, 2014, and the audited statements of operations of Now News Digital Media for the twelve months ended October 31, 2013, and the notes relating thereto, included in this Form 8-K.

(a) This adjustment reflects the issuance of 20,000,000 shares of Now News Digital Media’s common stock for the Worldwide Acquisition of all issued and outstanding shares of common stock of Worldwide to arrive at common stock $22,412 (22,412,000 shares with $0.001 per value), elimination of discounts on capital of Worldwide Media Investments Corp. and Subsidiaries, and the increase of additional paid-in capital in $1,502,388 as a result of the transaction.

F-5